THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED IN A TRANSACTION NOT INVOLVING ANY PUBLIC OFFERING AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT.


                              AU BON PAIN CO., INC.

                         ------------------------------

                             STOCK PURCHASE WARRANT

                         ------------------------------


Right to Purchase up to                              Certificate No.
_________ shares of Common Stock                     Dated as of July 24, 1996
(subject to adjustment as provided herein)

     1. GRANT. For consideration of $______ and other value received, AU BON PAIN CO., INC., a Delaware corporation (the "Company"), hereby grants to ALLIED CAPITAL CORPORATION, a Maryland corporation, or its registered assigns (the "Holder"), at the exercise price set forth in Section 3 below, the right to purchase up to __________ shares of the Company's Class A Common Stock (the "Warrant Shares"). This Warrant is one of six issued pursuant to the terms of an investment agreement dated as of the date hereof (the "Investment Agreement") by and among the Company, the Holder and certain other parties named therein. (The other five Warrants issued pursuant to the Investment Agreement are hereinafter collectively referred to as the "Other Warrants".)

     2. EXERCISE PERIOD. Subject to adjustment as provided in Section 5, the right to exercise this Warrant, in whole or in part, shall commence as of the date hereof, and shall expire on that date (the "Expiration Date") which is three years from the date of the payment in full of all obligations related to those certain senior subordinated debentures issued under the Investment Agreement (collectively, the "Debentures").

     3. EXERCISE PRICE. The exercise price of this Warrant shall be $____ per share (the "Exercise Price").

     4. ANTI-DILUTION ADJUSTMENT OF EXERCISE PRICE. The Exercise Price shall be subject to adjustment from time to time as follows:

     (a) If the Company shall issue, or be deemed to have issued (pursuant to subsection (3) of Section 4(b)), any Common Stock, (other than "Excluded Stock" (as defined below), or stock dividends, subdivisions, split-ups or combinations, which are covered by Sections 4(d) and 4(e) hereof), for a consideration (determined in the manner provided in subsections (1), (2) and (3) of Section 4(b)) per share less than the Exercise Price, the Exercise Price shall forthwith be adjusted to a price equal to the consideration paid or payable to the Company with respect to such issuance or deemed issuance.

     (b) For the purposes of Section 4(a), the following provisions shall be applicable:

          (1) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor without deducting any discounts, commissions or expenses paid or incurred by the Company in connection with the issuance and sale thereof.

          (2) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined in good faith by the Board of Directors, in accordance with GAAP; provided, however, that if, at the time of such determination, the Company's Common Stock is traded in the over-the-counter market or on a national or regional securities exchange, such fair market value as determined by the Board of Directors shall not exceed the aggregate "fair market value" (as defined in Section 11(b) below) of the shares of Common Stock being issued.

          (3) In the case of the issuance of (i) options to purchase or rights to subscribe for Common Stock (other than Excluded Stock), (ii) securities by their terms convertible into or exchangeable for Common Stock (other than Excluded Stock), or (iii) options to purchase or rights to subscribe for securities by their terms convertible into or exchangeable for Common Stock (other than Excluded Stock):

               (A) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections (1) and (2) of this Section 4(b)), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

               (B) the aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities, or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Company for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections (1) and (2) of this Section 4(b)); and

               (C) on any change in the number of shares of Common Stock deliverable upon exercise of any such options or rights or conversion of or exchange for such convertible or exchangeable securities, or on any change in the minimum purchase price of such options, rights or securities (other than a change resulting from the anti-dilution provisions, if any, of such options, rights or securities, unless there is not simultaneously an adjustment in the Exercise Price pursuant to the terms of this Section 4), then the Exercise Price shall forthwith be readjusted to such Exercise Price as would have been obtained had the adjustment made upon (x) the issuance of such options, rights or securities not exercised, converted or exchanged prior to such change, as the case may be, been made upon the basis of such change or (y) the options or rights related to such securities not converted or exchanged prior to such change, as the case may be, been made upon the basis of such change.

     (c) "Excluded Stock" shall mean:

          (1) all shares of capital stock issued and outstanding on the effective date hereof;

          (2) all shares of Common Stock into which securities issued and outstanding on the date hereof are convertible; and

          (3) subject to adjustment pursuant to stock splits, stock dividends and the like, up to an aggregate of 3,450,000 shares of Common Stock or other securities issued or issuable to employees, officers, consultants or directors of the Company; provided, however, that (A) no such shares of Common Stock or other securities shall be issued, or shall be deemed to have been issued, for consideration (determined in the manner provided in subsections (1), (2) and (3) of Section 4(b)) less than the fair market value thereof on the date of issuance, or the deemed date of issuance, thereof; and (B) such aggregate number shall consist of (i) up to 2,500,000 shares currently authorized under the Parent's 1992 Equity Incentive Plan; (ii) up to 500,000 additional shares to be authorized under the Parent's 1992 Equity Incentive Plan (except that, in the event any such shares are issued to either Louis Kane or Ron Shaich, such shares shall not be included in this definition of Excluded Stock); (iii) up to 150,000 shares authorized under the Parent's Employee Stock Option Plan; (iv) up to 150,000 shares authorized under the Parent's Director Stock Option Plan; and (v) up to 150,000 shares authorized under the Department Manager Stock Option Plan.

     (d) If the number of shares of Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Exercise Price in effect immediately prior to such event shall be proportionately decreased, and the number of Warrant Shares shall be proportionately increased.

     (e) If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, then, on the effective date of such combination, the Exercise Price in effect immediately prior to such event shall be proportionately increased, and the number of Warrant Shares shall be proportionately decreased.

     (f) In case, at any time after the date hereof, of any capital reorganization, or any reclassification of the stock of the Company (other than a change in par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or of the consolidation or merger of the Company with or into another person, or of the sale or other disposition of all or substantially all the properties and assets of the Company as an entirety to any other person, the Warrant Shares shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition, receive upon conversion of the Warrant Shares, the number of shares of stock or other securities or property or cash of the Company or of the entity resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which a holder of Common Stock deliverable upon conversion would have been entitled on such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this Section 4(f) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

     (g) All calculations under this Section 4 shall be made to the nearest cent.

     (h) Upon any adjustment of the Exercise Price, then and in each such case the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the holder of this Warrant at the last registered address of such holder as shown on the books of the Company, which notice shall state the facts leading to, and the Exercise Price resulting from, such adjustment.

     5. ADJUSTMENT IN NUMBER OF SHARES ISSUABLE HEREUNDER.

     (a) In the event the obligations under the Debentures are fully paid prior to a date 30 full months from the date hereof, the number of Warrant Shares issuable hereunder shall be reduced in accordance with the following chart:



     Date of Full Payment                              Number of Warrant Shares
     of Debentures                                     Issuable Hereunder*
     -------------                                     -------------------

     Prior to August __, 1997

     From August __, 1997 and before
     January __, 1998

     From January __, 1998 and before
     July __, 1998

     From July __, 1998 and before
     January __, 1999

     From January __, 1999
     and thereafter

     *The numbers of Warrant Shares issuable hereunder shall be subject to increase or decrease to account for all anti-dilution adjustments occurring from the date hereof until the Expiration Date.

     (b) In the event the obligations under the Debentures are not fully paid prior to a date 30 full months from the date hereof, and if Holder elects to partially exercise this Warrant prior to such date, the number of Warrant Shares issuable under this Warrant in connection with such partial exercise shall be limited to the number of Warrant Shares that would have been issuable had the obligations under the Debentures been fully paid at the time of such exercise. The remaining Warrant Shares shall become issuable under this Warrant as the time periods run and in the increments set forth in the chart in Section 5(a).

          6. EFFECT OF REORGANIZATION OR RECLASSIFICATION. If, at any time while this Warrant is outstanding, there is any reorganization or reclassification of the capital stock of the Company other than a subdivision or combination of shares, the Holder shall thereafter, upon exercise of this Warrant, be entitled to receive the number of shares of stock or other securities or property of the Company to which a holder of the Common Stock (and any other securities and property) of the Company, deliverable upon the exercise of this Warrant, would have been entitled upon such reorganization or reclassification of capital stock if this Warrant had been exercised immediately prior to such reorganization or reclassification of capital stock. In any such case, appropriate adjustment (as determined by the Board of Directors of the Company and approved by the Holder) shall be made in the application of the provisions set forth in this Warrant with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Warrant shall thereafter be applicable, as near as reasonably may be, in relation to any shares or other property thereafter deliverable upon the exercise hereof as if this Warrant had been exercised immediately prior to such reorganization or reclassification of capital stock and the Holder had carried out the terms of the exchange as provided for by such reorganization or reclassification of capital stock.

          7. PRIOR NOTICE AS TO CERTAIN EVENTS. Subject to the limitations set forth in the Investment Agreement, if, at any time:

          (a) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock;

          (b) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or any other rights;

          (c) there shall be any reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with, or a sale of all or substantially all its assets to, another entity; or

          (d) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

     then, in each such case, the Company shall give prior written notice, by first class mail, postage prepaid, addressed to the Holder at its address shown on the books of the Company, of the date on which (i) the books of the Company shall close or a record shall be taken for such stock dividend, distribution or subscription rights or (ii) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of the Common Stock of record shall participate in said dividend, distribution or subscription rights or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 30 days prior to the action in question and not less than 30 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

          8. RESERVATION OF COMMON STOCK. The Company shall, at all times, reserve and keep available for issuance upon the exercise of this Warrant and the Other Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all of the outstanding Warrants and, upon such issuance, all such shares of Common Stock will be validly issued, fully paid and nonassessable.

          9. NO VOTING RIGHTS; LIMITATIONS OF LIABILITY. Prior to exercise, this Warrant will not entitle the Holder to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price.

          10. EXERCISE PROCEDURE. This Warrant may be exercised by presenting it and tendering the Exercise Price, at the option of the Holder (i) in legal tender, (ii) by bank cashier's or certified check, or (iii) by cancellation of indebtedness owing under the Debenture held by Holder, at the principal office of the Company along with written subscription substantially in the form of Exhibit "A" attached hereto. The date on which this Warrant is thus surrendered, accompanied by tender or payment as hereinbefore or hereinafter provided, is referred to herein as the "Exercise Date." The Company shall forthwith at its sole expense (including the payment of issue taxes), issue and deliver to Holder certificates for the proper number of Warrant Shares upon exercise of this Warrant within 10 days after the Exercise Date, and such Warrant Shares shall be deemed issued for all purposes as of the opening of business on the Exercise Date, notwithstanding any delay in the actual issuance.

          11. Net Issue Election.
              ------------------

          (a) RIGHT TO CONVERT. The Holder shall have the right at any time prior to its expiration to convert this Warrant into shares of Common Stock (the "Conversion Right"). Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or of any other cash or other consideration) that number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                 X = Y(A-B)
                                     -----
                                       A

     where: X = the number of shares to be issued to the Holder pursuant to this
                Section 11;

            Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this Section
                11;

            A = the fair market value of one share of Common Stock, as determined in accordance with Section 11(b) below;

            B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this Section
                11.

          (b) Fair Market Value. For purposes hereof, the fair market value of a share of Common Stock is determined as follows:

               (i) If the Common Stock of the Company is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq Stock Market (National Market), the fair market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system.

               (ii) If the Common Stock of the Company is not so listed or admitted to unlisted trading privileges, the fair market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant.

               (iii) If the Common Stock of the Company is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the fair market value shall be an amount reasonably determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

          (c) METHOD OF EXERCISE. The Conversion Right may be exercised by the Holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the Holder thereby intends to exercise the Conversion Right. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right shall be delivered to the Holder within 10 days following the Company's receipt of this Warrant together with the aforesaid written statement.

          12. TRANSFER OF BORROWERS' BUSINESS. If, prior to the issuance of the Warrant Shares hereunder, a "Transfer of Borrowers' Business" (as defined in
Article I of the Investment Agreement) shall occur, the Holder, at its option, may receive, in lieu of the Warrant Shares otherwise issuable hereunder, such money or property as it would have been entitled to receive if this Warrant had been exercised immediately prior to the Transfer of Borrowers' Business.

          13. SALE OF WARRANT OR SHARES. Neither this Warrant nor any of the Warrant Shares have been registered under the Act or under the securities laws of any state. Neither this Warrant nor any of the Warrant Shares (when issued) may be sold, assigned, transferred, pledged or hypothecated or otherwise disposed of in the absence of: (a) an effective registration statement for this Warrant or the Warrant Shares, as the case may be, under the Act and such registration or qualification as may be necessary under the securities laws of any state, or (b) an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required. The Company shall cause a certificate or certificates evidencing all or any of the Warrant Shares issued upon exercise of the purchase rights herein prior to said registration and qualification of such shares to bear the following legend:

                  THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. THE SHARES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND SUCH REGISTRATION OR QUALIFICATION AS MAY BE NECESSARY UNDER THE SECURITIES LAWS OF ANY STATE, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED.

          14. TRANSFER. This Warrant shall be registered on the books of the Company which shall be kept at the offices of the Company for that purpose, and shall be transferable in whole or in part, but only on such books by the Holder in person or by duly authorized attorney with written notice substantially in the form of Exhibit "B" attached hereto, and only in compliance with the preceding paragraph. The Company may issue appropriate stop orders to its transfer agent to prevent a transfer in violation of the preceding paragraph.

          15. REPLACEMENT OF WARRANT. At the request of the Holder and on production of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) if required by the Company, upon delivery of an indemnity agreement, the Company, at Holder's expense, will issue in lieu thereof a new Warrant of like tenor.

          16. INVESTMENT COVENANT. By its acceptance hereof, the Holder represents and warrants that this Warrant is, and any Warrant Shares issued hereunder will be, acquired for its own account for investment purposes, and the Holder covenants that it will not distribute the same in violation of any state or federal law or regulation.

          17. REGISTRATION RIGHTS. The Holder has certain "piggyback" and "demand" registration rights in regard to this Warrant and Warrant Shares issued or issuable hereunder as set forth in the Registration Rights Agreement, dated of even date herewith between the Company, the Holder, and certain other parties thereto.

          18. GOVERNING LAW. This Warrant shall be construed according to the laws of Delaware (other than its conflict of law rules).

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its President, and its corporate seal to be hereunto affixed and the said seal to be attested by its Secretary, as of the 24th day of July, 1996.

                                        AU BON PAIN CO., INC.
                                        a Delaware corporation



Attest:                                 By:                           [Seal]
       ----------------------              --------------------------
                                           President

                                    EXHIBIT A
                                    ---------

                            IRREVOCABLE SUBSCRIPTION
                            ------------------------


To:      AU BON PAIN CO., INC.

         The undersigned hereby elects to exercise its right under the attached Warrant by purchasing ________________ shares of the Common Stock of AU BON PAIN CO., INC., and hereby irrevocably subscribes to such issue. The certificates for such shares shall be issued in the name of:


         ------------------------------
         (Name)

         ------------------------------
         (Address)

         ------------------------------
         (Taxpayer Number)

         and delivered to:

         ------------------------------
         (Name)

         ------------------------------
         (Address)

         The Exercise Price of $______ is enclosed.

         or

         In lieu of payment of the Exercise Price, the undersigned hereby invokes the provisions of Section 11 of the Warrant.

         Date:_______________

         Signed:  ________________________________________
                           (Name of Holder, Please Print)

                           ----------------------------------------
                           (Address)

                           ----------------------------------------
                           (Signature)

                                    EXHIBIT B
                                    ---------

                                   ASSIGNMENT
                                   ----------


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

         -------------------------------
         (Name)

         -------------------------------
         (Address)

         the attached Warrant, together with all right, title and interest therein to purchase _____________ shares of the Common Stock of AU BON PAIN CO., INC., and does hereby irrevocably appoint _______________________ as attorney-in-fact to transfer said Warrant on the books of AU BON PAIN CO., INC., with full power of substitution in the premises.

         Done this ______ day of ____________ 19____.




                                      ------------------------------
                                           (Signature)

                                      ------------------------------
                                           (Name and title)

                                      ------------------------------

                                      ------------------------------
                                                        (Address)